SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): December 29, 1998
                          -----------------



                            INMARK ENTERPRISES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                           06-1340408
       --------                                           ----------
(State or other jurisdic-                             (I.R.S. Employer
 tion of incorporation or                             Identification No.)
 organization)



                                     0-20394
                                     -------
                            (Commission File Number)


415 Northern Blvd., Great Neck, New York                 11021
----------------------------------------                 -----
Address of principal executive offices)                (Zip Code)





Registrant's telephone number, including area code (516) 622-2800
                                                   --------------







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Item 5.           Other Events
-------           ------------

                  On December 29, 1998, U.S. Concepts, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant (the "Purchaser"), completed the acquisition (the "Acquisition") of substantially all of the assets of U.S. Concepts, Inc., a New York corporation (the "Seller"). The purchased assets constitute a sales promotion and marketing services business and include cash and cash equivalents, accounts receivable, assigned contracts, intellectual property, name and goodwill, records, proceeds of insurance policies, tangible personal property and fixtures, safe deposit boxes and off-site storage facilities, and inventories and supplies.

                  Following the consummation of the Acquisition, all of the employees of the Seller became employees of the Purchaser, the shareholder of the Seller became a director of the Registrant and an officer and director of the Purchaser, and another employee of the Seller became an officer and director of the Purchaser.

                  The purchase price for the Acquisition was negotiated at arms length by the parties to the Purchase Agreement. The purchase price paid at closing (the "Purchase Price") consisted of (i) approximately $1.4 million in cash (of which $388,000 was retained by the Registrant to satisfy an outstanding liability of the Seller), (ii) 30,000 shares of newly and validly issued, fully paid and nonassessable common stock of the Registrant, par value $.001 per share (the "Inmark Shares"), and (iii) the payment or assumption by the Purchaser of approximately $1.6 million of the Seller's liabilities and debt. In addition, at the closing, the Shareholder and an officer of the Seller were granted options to purchase an aggregate of 50,000 Inmark Shares. In the event that the Purchaser achieves specified pre-tax earnings during the four years following the closing, the Seller shall be entitled to receive up to an additional $2.5 million. At the Seller's option, up to 50% of any such additional amount payable to Seller may be paid in Inmark Shares, and the number of such shares shall be determined by dividing the value of the payment by 85% of the average, for the five business days immediately preceding the date of payment by Purchaser, of the quoted market closing price of Inmark common stock.




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                  Simultaneously  with  the  closing  of  the  Acquisition,  the
Registrant, Inmark Services, Inc., Optimum Group, Inc. and the Purchaser amended
various  outstanding   agreements  with  PNC  Bank,  National  Association  (the
"Lender") to add the Purchaser as a party, to grant the Lender a security interest in the Purchaser's assets and to provide for the Lender's consent to the Acquisition. The cash portion of the Purchase Price was financed with a combination of the proceeds from the existing $5 million revolving loan credit facility from the Lender and existing working capital of the Registrant.

                  On December 30, 1998, the Registrant issued the press release regarding the Acquisition attached hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information
-------           -----------------------------------------------------
                  and Exhibits
                  ------------

         Exhibit 99.1               Press Release, dated December 30, 1998.




                                        3

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 6, 1999


                                    INMARK ENTERPRISES, INC.
                                    ------------------------
                                          (Registrant)



                                    By: /s/ Donald A. Bernard
                                        ---------------------
                                        Donald A. Bernard,
                                        Executive Vice President and
                                        Chief Financial Officer







                                        4

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                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.                      Description
-------                    -----------

99.1                       Press Release, dated December 30, 1998.





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                                  EXHIBIT 99.1



FROM:             MARTIN E. JANIS & COMPANY, INC.      CONTACT:
                  PUBLIC RELATIONS                     Bev Jedynak
                  919 North Michigan Avenue            312-943-1100
                  Chicago, IL 60611

FOR:              INMARK ENTERPRISES, INC.             CORPORATE CONTACT:
                                                       Donald A. Bernard
                                                       516-622-2800

                                                       FOR IMMEDIATE RELEASE
                                                       ---------------------

                 Inmark Enterprises Acquires U.S. Concepts, Inc.
                 -----------------------------------------------

Great Neck,  New York,  December 30, 1998 -- Inmark  Enterprises  Inc.  (Nasdaq:
IMKE) announced today that it has acquired the business of U.S. Concepts, Inc. with the purchase of the assets and assumption of the liabilities of the New York City headquartered company for an undisclosed amount of cash and shares of Inmark common stock.

Brian P. Murphy, president and chief executive officer of U.S. Concepts will join the Inmark board of directors. U.S. Concepts is a profitable 16 year old in-store sampling and event marketing company with annual sales in excess of $17 million. Inmark projects that the operations of U.S. Concepts will add to Inmark's income and be accretive to earning per share.

The acquisition of U.S. Concepts further moves Inmark towards its strategic objective of acquiring profitable value-added companies with services complementary to those of Inmark to provide one stop shopping of fully integrated marketing and sales promotion services for its Fortune 500 clients.

Inmark Enterprises Inc. is a full service marketing, sales promotion and communications company which designs, develops and implements sales, marketing and promotional programs primarily for consumer product client companies. The company assists its clients in realizing product recognition and sales by providing promotional programs at both national and local levels, which are created to address identified trade, sales and consumer needs.

Any statements contained in this news release regarding expected financial results and other planned events are forward-looking statements, subject to uncertainties and risks, including, but not limited to, the demand for and implementation of Inmark's services, and the ability of the company to successfully implement its strategies, each of which may be impacted, among other things, by economic and or competitive conditions.

Inmark Enterprises Inc.'s common stock is currently traded over-the-counter on the Nasdaq SmallCap Market under the IMKE trading symbol.








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